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                                                                   Exhibit 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (File No. 333-81687) of our report dated February 11, 1999 relatng to the financial statements, which appears in the WellPoint Health Networks Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


                                       /s/ PricewaterhouseCoopers LLP
                                           PricewaterhouseCoopers LLP

Los Angeles, California
December 7, 1999